CorEnergy Announces 2021 Results and 2022 Outlook
KANSAS CITY, MO - March 14, 2022 - CorEnergy Infrastructure Trust, Inc. (“CorEnergy” or the “Company”) today announced financial results for the fourth quarter 2021 and fiscal year ended December 31, 2021.
Fourth Quarter 2021 and Recent Highlights
•Reported consolidated revenue of $35.8 million for the three months ended December 31, 2021.
•Average transported crude oil volumes decreased 3.7% from third quarter.
•The fourth quarter revenue reflected the full benefit of the third quarter’s tariff increase, mitigating the impact of volume declines.
•The Company published its inaugural ESG report.
•Declared a fourth quarter 2021 Common Stock dividend of $0.05 per share and a 7.375% Series A Cumulative Redeemable Preferred Stock dividend of $0.4609375 per depositary share. Both dividends were paid on February 28, 2022, to stockholders of record on February 14, 2022.
Management Commentary
"In 2021 CorEnergy overcame the pandemic-related challenges of 2020 and we are now positioned for the future. We were able to transition our business model to a low-cost structure; owning and operating energy pipelines and storage assets. We optimized our capital structure for the benefit of our stockholders, internalized our REIT manager, and positioned our business for future growth. The benefits of these efforts were apparent in the third and fourth quarter run rate, as we established our new baseline in volumes and revenue that demonstrated our ability to fully cover our dividend expectations,” said Dave Schulte, Chief Executive Officer. “We expect to continue to earn and pay our $0.20 annualized common dividend in 2022, with potential for modest long-term growth. We published our inaugural ESG report, confirming that we have always operated responsibly and are positioned to grow in the new energy transition marketplace as well as through incremental acquisitions."

Fourth Quarter and Fiscal Year 2021 Performance Summary
Fourth Quarter and Fiscal Year 2021 financial highlights are as follows:

	For the Three Months Ended			For the Year Ended
	December 31, 2021			December 31, 2021
		Per Share			Per Share
	Total[3]	Basic	Diluted	Total	Basic	Diluted
Net Loss (Attributable to Common Stockholders)	$(4,796,465)	$(0.31)	$(0.31)	$(20,926,685)	$(1.44)	$(1.44)
Net Cash Provided by Operating Activities	$5,059,826			$17,298,110
Adjusted Net Income[1]	$835,087			$11,973,197
Cash Available for Distribution[1]	$1,087,946			$(1,399,583)
Adjusted EBITDA[2]	$12,273,711			$43,591,789
Dividends Declared to Common Stockholders		$0.05			$0.20
1 Adjusted Net Income excludes special items for the three months ended December 31, 2021 of $1.3 million and for the year ended December 31, 2021 of $6.9 million which are transaction costs; however CAD has not been so adjusted. Reconciliations of Adjusted Net Income and CAD, as presented, to Net Income (Loss) and Net Cash Provided by Operating Activities are included at the end of this press release. See Note 1 below for additional information.
2 Adjusted EBITDA excludes special items for the three months ended December 31, 2021 of $1.3 million and for the year ended December 31, 2021 of $6.9 million which are transaction costs. Reconciliation of Adjusted EBITDA, as presented, to Net Income (Loss) is included at the end of this press release. See Note 2 below for additional information.
Business Development Activities
CorEnergy maintains an active pipeline of business development opportunities, including traditional infrastructure and potential-alternative uses for its rights-of-way. The Company closely evaluates potential opportunities to ensure alignment with REIT-qualifying business activities. CorEnergy has identified multiple opportunities for negotiated transactions that could expand the Company's market reach or REIT-qualifying revenue sources. The Company will continue to prudently advance these opportunities.
Outlook
CorEnergy provided the following outlook for 2022:
•Expected adjusted EBITDA of $44.0-$46.0 million,
•Maintenance capital expenditures expected to be in the range of $8.0 million to $9.0 million in 2022; quarterly maintenance costs are not expected to be uniform throughout the year due to project timing,
•Maintain at least $0.20/share annual run rate common dividend with upside potential from commercial opportunities.
Dividend and Distribution Declarations
The Company currently expects all of its 2022 Common Stock and Preferred Stock dividends will be characterized as Return of Capital for tax purposes.
Common Stock: A fourth quarter 2021 dividend of $0.05 per share was declared for CorEnergy's common stock. The dividend was paid on February 28, 2022, to stockholders of record on February 14, 2022.

Preferred Stock: For the Company's 7.375% Series A Cumulative Redeemable Preferred Stock, a cash dividend of $0.4609375 per depositary share was declared. The preferred stock dividend, which equates to an annual dividend payment of $1.84375 per depositary share, was paid on February 28, 2022, to stockholders of record on February 14, 2022.
Class A-1 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-1 Units received a cash distribution of $0.4609375 per unit based on the Company’s declared Series A Preferred dividend.
Class A-2 and Class A-3 Units: Pursuant to the terms of the Crimson transaction, the holders of Crimson Class A-2 and Class A-3 Units did not receive a cash distribution this quarter, since no dividend was declared on the underlying Class B Common Stock.
Fiscal Year 2021 Earnings Conference Call
CorEnergy will host a conference call on Monday, March 14, 2022 at 10:00 a.m. Central Time to discuss its financial results. Please dial into the call at +1-973-528-0011 at least five minutes prior to the scheduled start time. The call will also be webcast in a listen-only format. A link to the webcast will be accessible at corenergy.reit.
A replay of the call will be available until 10:00 a.m. Central Time on April 14, 2022, by dialing +1-919-882-2331. The Conference ID is 44517. A webcast replay of the conference call will also be available on the Company’s website, corenergy.reit.
About CorEnergy Infrastructure Trust, Inc.
CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA) is a real estate investment trust that owns and operates or leases regulated natural gas transmission and distribution lines and crude oil gathering, storage and transmission pipelines and associated rights-of-way. For more information, please visit corenergy.reit.
Forward-Looking Statements
This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson transaction; the risk that CPUC approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson transaction; risks related to the uncertainty of the projected financial information with respect to Crimson, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Notes
1 Management uses CAD as a measure of long-term sustainable performance. Adjusted Net Income and CAD are non-GAAP measures. Adjusted Net Income represents net income (loss) adjusted for loss on impairment of leased property; loss on impairment and disposal of leased property; loss on termination of lease; deferred rent receivable write-off; loss (gain) on extinguishment of debt; gain on sale of equipment and transaction-related costs. CAD represents Adjusted Net Income adjusted for depreciation, amortization and ARO accretion (cash flows) and deferred tax expense less transaction costs; maintenance capital expenditures; preferred dividend requirements and mandatory debt amortization. Reconciliations of Adjusted Net Income and CAD to Net Income (Loss) and Net Cash Provided By Operating Activities are included in the additional financial information attached to this press release.
2 Management uses Adjusted EBITDA as a measure of operating performance. Adjusted EBITDA represents net income (loss) adjusted for items such as gain on sale of equipment; and transaction-related costs. Adjusted EBITDA is further adjusted for depreciation, amortization and ARO accretion expense; income tax expense (benefit) and interest expense. The reconciliation of Adjusted EBITDA to Net Income (Loss) is included in the additional financial information attached to this press release.
Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Debbie Hagen or Matt Kreps
877-699-CORR (2677)
info@corenergy.reit

Source: CorEnergy Infrastructure Trust, Inc.

Consolidated Balance Sheets
	December 31, 2021	December 31, 2020
Assets
Property and equipment, net of accumulated depreciation of $37,022,035 and $22,580,810 (Crimson VIE:$338,452,392 and $0, respectively)	$441,430,193	$106,224,598
Leased property, net of accumulated depreciation of $258,207 and $6,832,167	1,267,821	64,938,010
Financing notes and related accrued interest receivable, net of reserve of $600,000 and $600,000	1,036,660	1,209,736
Cash and cash equivalents (Crimson VIE:$1,870,000 and $0, respectively)	12,496,478	99,596,907
Accounts and other receivables (Crimson VIE: $11,291,749 and $0, respectively)	15,367,389	3,675,977
Due from affiliated companies (Crimson VIE: $676,825 and $0, respectively)	676,825	—
Deferred costs, net of accumulated amortization of $345,775 and $2,130,334	796,572	1,077,883
Inventory (Crimson VIE: $3,839,865 and $0 , respectively)	3,953,523	87,940
Prepaid expenses and other assets (Crimson VIE: $5,004,566 and $0 , respectively)	9,075,043	2,054,804
Operating right-of-use assets (Crimson VIE: $5,647,631 and $0 , respectively)	6,075,939	85,879
Deferred tax asset, net	206,285	4,282,576
Goodwill	16,210,020	1,718,868
Total Assets	$508,592,748	$284,953,178
Liabilities and Equity
Secured credit facilities, net of debt issuance costs of $1,275,244 and $0	$99,724,756	$—
Unsecured convertible senior notes, net of discount and debt issuance costs of $2,384,170 and $3,041,870	115,665,830	115,008,130
Asset retirement obligation	—	8,762,579
Accounts payable and other accrued liabilities (Crimson VIE: $9,743,904 and $0, respectively)	17,036,064	4,628,847
Management fees payable	—	971,626
Due to affiliated companies (Crimson VIE: $648,316 and $0, respectively)	648,316	—
Operating lease liability (Crimson VIE: $5,647,036 and $0, respectively)	6,046,657	56,441
Unearned revenue (Crimson VIE: $199,405 and $0, respectively)	5,839,602	6,125,728
Total Liabilities	$244,961,225	$135,553,351
Equity
Series A Cumulative Redeemable Preferred Stock 7.375%, $129,525,675 and $125,270,350 liquidation preference ($2,500 per share, $0.001 par value), 10,000,000 authorized; 51,810 and 50,108 issued and outstanding at December 31, 2021 and December 31, 2020, respectively	$129,525,675	$125,270,350
Capital stock, non-convertible, $0.001 par value; 14,893,184 and 13,651,521 shares issued and outstanding at December 31, 2021 and December 31, 2020 (100,000,000 shares authorized)	14,893	13,652
Class B Common Stock, $0.001 par value; 683,761 and 0 shares issued and outstanding at December 31, 2021 and December 31, 2020, respectively (11,896,100 shares authorized)	684	—
Additional paid-in capital	338,302,735	339,742,380
Retained deficit	(327,157,636)	(315,626,555)
Total CorEnergy Equity	140,686,351	149,399,827
Non-controlling Interest (Crimson)	122,945,172	—
Total Equity	263,631,523	149,399,827
Total Liabilities and Equity	$508,592,748	$284,953,178

Consolidated Statements of Operations
	(Unaudited)
	For the Three Months Ended December 31,		For the Years Ended December 31,
	2021	2020	2021	2020
Revenue
Transportation and distribution revenue	$32,854,736	$5,815,990	$116,536,612	$19,972,351
Pipeline loss allowance subsequent sales	2,491,014	—	8,606,850	—
Lease revenue	37,175	30,125	1,246,090	21,351,123
Deferred rent receivable write-off	—	—	—	(30,105,820)
Other revenue	384,913	32,098	1,744,244	120,417
Total Revenue	35,767,838	5,878,213	128,133,796	11,338,071
Expenses
Transportation and distribution expenses	16,350,585	2,023,900	58,146,006	6,059,707
Pipeline loss allowance subsequent sales cost of revenue	2,303,500	—	8,194,040	—
General and administrative	6,266,627	2,036,287	26,641,161	12,231,922
Depreciation, amortization and ARO accretion expense	4,464,037	2,174,630	14,801,676	13,654,429
Loss on impairment of leased property	—	—	—	140,268,379
Loss on impairment and disposal of leased property	—	—	5,811,779	146,537,547
Loss on termination of lease	—	—	165,644	458,297
Total Expenses	29,384,749	6,234,817	113,760,306	319,210,281
Operating Income (Loss)	$6,383,089	$(356,604)	$14,373,490	$(307,872,210)
Other Income (Expense)
Other income	$402,823	$21,937	$769,682	$471,449
Interest expense	(3,163,480)	(2,247,994)	(12,742,157)	(10,301,644)
Gain (loss) on extinguishment of debt	—	—	(861,814)	11,549,968
Total Other Income (Expense)	(2,760,657)	(2,226,057)	(12,834,289)	1,719,773
Income (loss) before income taxes	3,622,432	(2,582,661)	1,539,201	(306,152,437)
Taxes
Current tax expense (benefit)	(42,845)	3,662	(1,531)	(395,843)
Deferred tax expense	3,853,952	85,357	4,076,290	310,985
Income tax expense (benefit), net	3,811,107	89,019	4,074,759	(84,858)
Net Loss	(188,675)	(2,671,680)	(2,535,558)	(306,067,579)
Less: Net Income attributable to non-controlling interest	2,219,660	—	8,995,523	—
Net Loss attributable to CorEnergy Stockholders	$(2,408,335)	$(2,671,680)	$(11,531,081)	$(306,067,579)
Preferred dividend requirements	2,388,130	2,309,672	9,395,604	9,189,809
Net Loss attributable to Common Stockholders	$(4,796,465)	$(4,981,352)	$(20,926,685)	$(315,257,388)

Loss Per Common Share:
Basic	$(0.31)	$(0.36)	$(1.44)	$(23.09)
Diluted	$(0.31)	$(0.36)	$(1.44)	$(23.09)
Weighted Average Shares of Common Stock Outstanding:
Basic	15,559,737	13,651,521	14,581,850	13,650,718
Diluted	15,559,737	13,651,521	14,581,850	13,650,718
Dividends declared per share	$0.050	$0.050	$0.200	$0.900

Consolidated Statements of Cash Flows
	For the Years Ended December 31,
	2021	2020
Operating Activities
Net loss	$(2,535,558)	$(306,067,579)
Adjustments to reconcile net loss to net cash provided by operating activities:
Deferred income tax	4,076,290	310,985
Depreciation, amortization and ARO accretion	16,406,557	14,924,464
Loss on impairment of leased property	—	140,268,379
Loss on impairment and disposal of leased property	5,811,779	146,537,547
Loss on termination of lease	165,644	458,297
Deferred rent receivable write-off, noncash	—	30,105,820
(Gain) loss on extinguishment of debt	861,814	(11,549,968)
Gain on sale of equipment	(16,508)	(13,683)
Changes in assets and liabilities:
Deferred rent receivables	—	(247,718)
Accounts and other receivables	(92,089)	467,257
Financing note accrued interest receivable	(8,780)	(18,069)
Inventory	(2,183,946)	—
Prepaid expenses and other assets	(958,283)	(1,424,332)
Due from affiliated companies, net	(28,509)	—
Management fee payable	(971,626)	(698,324)
Accounts payable and other accrued liabilities	(2,627,549)	(1,903,936)
Unearned revenue	(601,126)	(766,070)
Net cash provided by operating activities	$17,298,110	$10,383,070
Investing Activities
Acquisition of Crimson Midstream Holdings, net of cash acquired	(69,002,052)	—
Acquisition of Corridor InfraTrust Management, net of cash acquired	952,487	—
Purchases of property and equipment, net	(15,883,609)	(2,186,155)
Proceeds from sale of property and equipment	97,210	15,000
Proceeds from insurance recovery	60,153	—
Principal payment on financing note receivable	155,008	43,333
Decrease in financing note receivable	26,849	—
Net cash used in investing activities	$(83,593,954)	$(2,127,822)
Financing Activities
Debt financing costs	(2,735,922)	—
Cash paid for maturity of convertible notes	—	(1,676,000)
Cash paid for repurchase of convertible notes	—	(1,316,250)
Cash paid for settlement of Pinedale Secured Credit Facility	—	(3,074,572)
Repurchases of Series A preferred stock	—	(161,997)
Dividends paid on Series A preferred stock	(9,395,604)	(9,242,797)
Dividends paid on Common Stock	(2,439,446)	(12,286,368)
Common Stock issued under the director's compensation plan	22,500	—
Distributions to non-controlling interest	(2,256,113)	—
Advances on revolving line of credit	24,000,000	—
Payments on revolving line of credit	(22,000,000)	—
Principal payments on secured credit facilities	(6,000,000)	(1,764,000)
Net cash used in financing activities	$(20,804,585)	$(29,521,984)
Net change in cash and cash equivalents	$(87,100,429)	$(21,266,736)
Cash and cash equivalents at beginning of period	99,596,907	120,863,643
Cash and cash equivalents at end of period	$12,496,478	$99,596,907

Supplemental Disclosure of Cash Flow Information

Consolidated Statements of Cash Flows
	For the Years Ended December 31,
	2021	2020
Interest paid	11,224,582	9,272,409
Income taxes paid (net of refunds)	(635,730)	(466,236)

Non-Cash Investing Activities
Proceeds from sale of leased property provided directly to secured lender	$—	$18,000,000
Purchases of property, plant and equipment in accounts payable and other accrued liabilities	113,847	591,421
In-kind consideration for the Grans Isle Gathering System provided as partial consideration for the Crimson Midstream Holdings acquisition	48,873,169	—
Crimson credit facility assumed and refinanced in connection with the Crimson Midstream Holdings acquisition	105,000,000	—
Equity consideration attributable to non-controlling interest holder in connection with the Crimson Midstream Holdings acquisition	116,205,762	—
Series A preferred stock issued due to internalization transaction	4,245,112	—
Common stock issued due to internalization transaction	7,096,153	—
Class B Common Stock issued due to internalization transaction	3,288,890	—

Non-Cash Financing Activities
Proceeds from sale of leased property used in settlement of Pinedale Secured Credit Facility	$—	$(18,000,000)
Common stock issued upon exchange and conversion of convertible notes	—	419,129
Crimson A-2 Units dividends payment in-kind	610,353	—

Non-GAAP Financial Measurements (Unaudited)
The following table presents a reconciliation of Net Loss, as reported in the Consolidated Statements of Operations, to Adjusted Net Income (Loss) and CAD:

	For the Three Months Ended		For the Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Loss	$(188,675)	$(2,671,680)	$(2,535,558)	$(306,067,579)
Add:
Loss on impairment of leased property	—	—	—	140,268,379
Loss on impairment and disposal of leased property	—	—	5,811,779	146,537,547
Loss on termination of lease	—	—	165,644	458,297
Deferred rent receivable write-off	—	—	—	30,105,820
Loss (gain) on extinguishment of debt	—	—	861,814	(11,549,968)
Other accruals write-off	(297,800)	—	(297,800)	—
Loss on the sale of equipment	—	(10,141)	(16,508)	(13,683)
Transaction costs	1,321,562	528,113	6,947,334	1,673,920
Transaction bonus	—	—	1,036,492	—
Adjusted Net Income (Loss)	$835,087	$(2,153,708)	$11,973,197	$1,412,733
Add:
Depreciation, amortization and ARO accretion (Cash Flows)	4,876,097	2,482,689	16,406,557	14,924,464
Deferred tax expense	3,853,952	85,357	4,076,290	310,985
Less:
Transaction costs	1,321,562	528,113	6,947,334	1,673,920
Transaction bonus	—	—	1,036,492	—
Maintenance capital expenditures	1,958,286	—	7,339,994	—
Preferred dividend requirements - Series A	2,388,130	2,309,672	9,395,604	9,189,809
Preferred dividend requirements - Non-controlling interest	809,212	—	3,136,203	—
Mandatory debt amortization	2,000,000	—	6,000,000	1,764,000
Cash Available for Distribution	$1,087,946	$(2,423,447)	$(1,399,583)	$4,020,453
The financial impacts of the Crimson assets only represent the period from February 1, 2021 to December 31, 2021.

	For the Three Months Ended		For the Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net cash provided by (used in) operating activities	$5,059,824	$(339,304)	$17,298,110	$10,383,070
Changes in working capital	3,481,550	225,529	7,471,908	4,591,192
Other accruals write-off	(297,800)	—	(297,800)	—
Maintenance capital expenditures	(1,958,286)	—	(7,339,994)	—
Preferred dividend requirements	(2,388,130)	(2,309,672)	(9,395,604)	(9,189,809)
Preferred dividend requirements - non-controlling interest	(809,212)	—	(3,136,203)	—
Mandatory debt amortization included in financing activities	(2,000,000)	—	(6,000,000)	(1,764,000)
Cash Available for Distribution	$1,087,946	$(2,423,447)	$(1,399,583)	$4,020,453

Other Special Items:
Transaction costs	$1,321,562	$528,113	$6,947,334	$1,673,920
Transaction bonus	—	—	1,036,492	—

Other Cash Flow Information:
Net cash used in investing activities	$(817,783)	$(1,292,944)	$(83,593,954)	$(2,127,822)
Net cash used in financing activities	(6,837,520)	(2,992,249)	(20,804,585)	(29,521,984)
The financial impacts of the Crimson assets only represent the period from February 1, 2021 to December 31, 2021.

	For the Three Months Ended		For the Year Ended
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net Loss	$(188,675)	$(2,671,680)	$(2,535,558)	$(306,067,579)
Add:
Loss on impairment of leased property	—	—	—	140,268,379
Loss on impairment and disposal of leased property	—	—	5,811,779	146,537,547
Loss on termination of lease	—	—	165,644	458,297
Deferred rent receivable write-off	—	—	—	30,105,820
Loss (gain) on extinguishment of debt	—	—	861,814	(11,549,968)
Other accruals write-off	(297,800)	—	(297,800)	—
Gain on the sale of equipment	—	(10,141)	(16,508)	(13,683)
Transaction costs	1,321,562	528,113	6,947,334	1,673,920
Transaction bonus	—	—	1,036,492	—
Depreciation, amortization and ARO accretion expense	4,464,037	2,174,630	14,801,676	13,654,429
Income tax expense (benefit), net	3,811,107	89,019	4,074,759	(84,858)
Interest expense, net	3,163,480	2,247,994	12,742,157	10,301,644
Adjusted EBITDA	$12,273,711	$2,357,935	$43,591,789	$25,283,948
The financial impacts of the Crimson assets only represent the period from February 1, 2021 to December 31, 2021.